Earnings per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings per Share
(13)   Earnings per Share
Stock Dividend On July 1, 2016, the Company paid a special stock dividend of four percent to common shareholders of record at the close of business on June 15, 2016. For all periods presented, share information, including basic and diluted earnings per share, has been adjusted retroactively to reflect this change.
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share gives effect to all dilutive potential common shares that were outstanding during the year.
Presented below is a summary of the components used to calculate basic and diluted earnings per common share, which have been restated for all stock dividends.
	2016	2015	2014
Basic earnings per common share:
Net income available to shareholders	$7,282	$8,599	$7,654
Basic earnings per share	$1.29	$1.52	$1.35
Diluted earnings per common share:
Net income available to shareholders	$7,282	$8,599	$7,654
Average shares outstanding	5,639,744	5,662,013	5,662,081
Effect of dilutive stock options	0	0	0
Average shares outstanding including dilutive stock options	5,639,744	5,662,013	5,662,081
Diluted earnings per share	$1.29	$1.52	$1.35

Under the treasury stock method, outstanding stock options are dilutive when the average market price of the Company’s common stock, when combined with the effect of any unamortized compensation expense, exceeds the option price during the period, except when the Company has a loss from continuing operations available to common shareholders. In addition, proceeds from the assumed exercise of dilutive options along with the related tax benefit are assumed to be used to repurchase common shares at the average market price of such stock during the period.
The following options to purchase shares during the years ended December 31, 2016, 2015 and 2014 were not included in the respective computations of diluted earnings per share because the exercise price of the option, when combined with the effect of the unamortized compensation expense, was greater than the average market price of the common shares and were considered anti-dilutive.
	2016	2015	2014
Anti-dilutive shares - option shares	44,458	65,270	104,400
Repurchase Program On August 6, 2015, the Board of Directors authorized a share repurchase plan to purchase through open market transactions $2.0 million market value of the Company’s common stock. The Company repurchased 41,738 and 2,155 shares of common stock pursuant to the plan at an average price of  $14.92 and $15.39 per share for the years ended December 31, 2016 and 2015, respectively.
The table below shows activity in the outstanding shares of the Company’s common stock during the past three years. Shares in the table below are presented on a historical basis and have not been restated for the annual 4% stock dividends.
	Number of shares December 31
	2016	2015	2014
Outstanding, beginning of year	5,441,190	5,233,986	5,032,679
Issuance of stock:
4% stock dividend	217,155	209,359	201,307
Purchase of treasury stock	(41,738)	(2,155)	0
Outstanding, end of year	5,616,607	5,441,190	5,233,986

Except as noted in the above table, all share and per share amounts in this note have been restated for the 4% common stock dividend distributed in 2016.